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EXHIBIT 10.8

                      SECOND AMENDMENT TO MASTER AGREEMENT



         This Second Amendment to Master Agreement dated as of May ___, 2002 ("SECOND AMENDMENT"), is executed by and among the parties set forth on the signature pages hereto.

                                    RECITALS

         A. ORIGINAL AGREEMENT. The parties hereto are parties to that certain Master Subordination, Waiver, Release and Indemnification Agreement, dated as of March 27, 2002, as amended by that certain First Amendment to Master Agreement and First Amendment to Software Security Agreement, dated as of April 11, 2002 (as amended, the "ORIGINAL AGREEMENT").

         B. DEFINED TERMS. Each capitalized term that is not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

         C. ADDITIONAL OBLIGATIONS. Penson has agreed to lend up to an additional $1,500,000 to Watley, to be evidenced by an increase in the stated principal balance of, and an amendment to, the Penson Note.

         D. AMENDMENTS. As a condition precedent to (i) advancing such additional $1,500,000, Penson has required, inter alia, and the other parties hereto have agreed, that the Original Agreement shall be amended as set forth herein, and that as a result, all of the references in the Transaction Documents shall be correspondingly amended.

         E. MASTER AGREEMENT. The Original Agreement, as amended by this Second Amendment, shall be the "MASTER AGREEMENT," as such term is used in the Transaction Documents.

                                    AGREEMENT

         In consideration of the agreements contained herein, the parties hereto hereby agree as follows:

                  Section 1. AMENDMENT OF PENSON NOTE. The Parties hereto recognize and agree that, from and after the effective date hereof, the term "PENSON NOTE" as used in any of the Transaction Documents, shall mean and refer to that certain promissory note, dated as of March 27, 2002, executed by Watley, payable to the order of Penson, in the original stated principal amount of $1,600,000, as such stated principal amount has been increased to $1,800,000 pursuant to that certain First Amendment to Promissory Note (Penson), dated as of April 11, 2002, and as such stated principal amount has been further increased to $3,300,000 pursuant to that certain Second Amendment to Promissory Note (Penson) of even date herewith.


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                  Section 2. AMENDMENT OF SENIOR  INDEBTEDNESS  AND OBLIGATIONS.
The parties hereto recognize and agree that, from and after the effective date hereof, (a) the term "SENIOR INDEBTEDNESS," as used in Article III of the Master Agreement, shall mean and refer to all amounts owing to Penson under (i) the Original Penson Loan, (ii) the Penson Loan (as modified by the amendment to the defined term "Penson Note" effected by this Second Amendment) and (iii) the Lease, and (b) the term "OBLIGATIONS," as used in the Software Security Agreement, shall include, INTER ALIA, amounts owing to Penson under (i) the Penson Loan (as modified by the amendment to the defined term "Penson Note" effected by this Second Amendment) and (ii) the Lease.

                  Section 3. CONFIRMATION OF AGREEMENTS AND REPRESENTATIONS. Except as set forth on EXHIBIT A hereto, which exceptions could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the Penson Note), each party hereto confirms and agrees to each of the covenants, representations, and warranties applicable to such party set forth in Article VIII of the Master Agreement and each of the other Transaction Documents as of the date hereof.

                  Section 4. EFFECT OF AMENDMENT. Except as expressly stated herein or as otherwise expressly agreed by the parties thereto, (a) the Transaction Documents are and shall be unchanged and remain in full force and effect, and (b) this Second Amendment shall not constitute a waiver of any Default or Event of Default (as such capitalized terms are defined in the Penson
Note), or a waiver of the right of Penson to insist upon compliance with any term, covenant, condition, or provision of the Transaction Documents, as amended hereby. Except as specifically stated herein, the execution and delivery of this Second Amendment shall in no way release, harm or diminish, impair, reduce or otherwise affect, the respective obligations and liabilities of the parties under the Transaction Documents, all of which shall continue in full force and effect.

                  Section 5. MISCELLANEOUS. This Second Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the state of New York. This Second Amendment shall benefit and bind the parties hereto and their respective assigns, successors and legal representatives. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. All titles or headings to the sections or other divisions of this Second Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or the divisions, such other content being controlling as to the agreement between the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 PENSON FINANCIAL SERVICES, INC., a
                                 North Carolina corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 SDS MERCHANT FUND, L.P., a Delaware limited partnership

                                     By:
                                       ----------------------------------------
                                       SDS Capital Partners, LLC, its general
                                       partner


                                       By:
                                         --------------------------------------
                                         Steven Derby, Managing Member



                                 DMG  LEGACY  INTERNATIONAL  LTD.,  a
                                 British  Virgin  Islands  corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 DMG  LEGACY   INSTITUTIONAL  FUND,
                                 LLC,  a  Delaware  limited liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                          -----------------------------------

                                      Title:
                                          -----------------------------------


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                                 DMG LEGACY FUND, LLC, a Delaware limited
                                 liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                           ----------------------------------

                                      Title:
                                           ----------------------------------



                                 A. B. WATLEY  GROUP INC., a
                                 Delaware corporation

                                 By:
                                     ------------------------------------------

                                 Name:
                                     ------------------------------------------

                                 Title:
                                     ------------------------------------------



                                 A. B.  WATLEY,  INC., a New
                                 York corporation

                                 By:
                                     ------------------------------------------
                                 Name:
                                     ------------------------------------------

                                 Title:
                                        ---------------------------------------



                                 RELATED PARTIES:



                                 ---------------------------------------------
                                 ROBERT MALIN


                                 ---------------------------------------------
                                 STEVEN MALIN


                                 ---------------------------------------------
                                 LINDA MALIN


                                 ---------------------------------------------
                                 ERIC STEINBERG


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                                 ---------------------------------------------
                                 LEON FERGUSON


                                 ---------------------------------------------
                                 ANTHONY G. HUSTON


                                 ---------------------------------------------
                                 MARILYN WALDORF


                                 ---------------------------------------------
                                 LEONARD MALIN


                                 MALIN GROUP MEMBERS:

                                 LAN/WAN, INC.

                                 By:
                                   --------------------------------------------
                                   Robert Malin, President


                                   ATLANTIC GROUP, INC.

                                 By:
                                   --------------------------------------------
                                   Steven Malin, President


                                 KETER CORP.

                                 By:
                                   --------------------------------------------
                                   Linda Malin, President


                                 ----------------------------------------------
                                 STEVEN MALIN


                                 ----------------------------------------------
                                 ANTHONY G. HUSTON


                                        5
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                                 ----------------------------------------------
                                 ERIC STEINBERG



                                       6
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                                    EXHIBIT A

                     EXCEPTIONS TO REPRESENTATIONS OCCURRING

                              SINCE April 11, 2002


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